UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2013

Kraft Foods Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-35491

Virginia	36-3083135
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Three Lakes Drive, Northfield, IL 60093-2753

(Address of principal executive offices, including zip code)

(847) 646-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 22, 2013, we held our annual meeting of shareholders in Rosemont, Illinois. A total of 493,096,990 shares of our common stock, or 83% of our outstanding shares of common stock, were represented in person or by proxy at the annual meeting. The final voting results for each of the matters submitted to a shareholder vote at the annual meeting are set forth below:

1.	Our shareholders elected three directors to each serve a two-year term until our 2015 annual meeting of shareholders or until his or her successor has been duly chosen and qualified, based on the following voting results:

Director	For	Against	Abstain	Broker Non-Votes
Abelardo E. Bru	402,552,349	2,914,722	746,355	86,883,564
Jeanne P. Jackson	403,013,995	2,492,418	707,013	86,883,564
E. Follin Smith	402,434,012	3,029,392	750,022	86,883,564

2.	Our shareholders approved on an advisory basis our named executive officer compensation, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
389,586,397	13,575,277	3,050,806	86,884,510

3.	Our shareholders approved on an advisory basis an annual frequency for an advisory vote on executive compensation, based on the following voting results:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
330,981,887	3,901,726	68,560,916	2,768,781	86,883,680

In accordance with our shareholders’ advisory vote, our Board of Directors has decided to include an advisory shareholder vote on executive compensation in our proxy materials every year until the next required advisory vote on the frequency of an executive compensation vote, which will occur no later than our annual meeting of shareholders in 2019.

4.	Our shareholders approved the material terms for performance-based awards under the Kraft Foods Group, Inc. 2012 Performance Incentive Plan, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
391,546,188	12,522,282	2,144,010	86,884,510

5.	Our shareholders ratified the selection of PricewaterhouseCoopers LLP as our independent auditors for the year ending December 28, 2013, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
489,956,426	2,210,409	930,155	0

6.	Our shareholders did not approve a shareholder proposal regarding labeling genetically engineered products, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
18,278,802	358,632,370	29,301,195	86,884,623

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraft Foods Group, Inc.

Date: May 28, 2013	By:	/s/ Kim K. W. Rucker

Kim K. W. Rucker
Executive Vice President, Corporate & Legal Affairs, General Counsel and Corporate Secretary